Exhibit 10.1

COMMON STOCK PURCHASE AGREEMENT

This Common Stock Purchase Agreement (the “Agreement”), dated as of March 29, 2022 (the “Execution Date”), is entered into between Art’s-Way Manufacturing Co., Inc., a Delaware corporation (the “Company”), and Alumni Capital LP, a Delaware limited partnership (the “Investor”).

RECITALS:

WHEREAS, upon the terms and subject to the conditions contained herein, the Investor shall purchase, upon requests of the Company, a number of shares of Common Stock providing aggregate gross proceeds to the Company of up to Three Million Dollars ($3,000,000), after a Registration Statement covering such shares is declared effective by the Securities and Exchange Commission;

NOW THEREFORE, in consideration of the foregoing recitals, which shall be considered an integral part of this Agreement, the covenants and agreements set forth hereafter, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Investor hereby agree as follows:

SECTION I

DEFINITIONS

For all purposes of and under this Agreement, the following terms shall have the respective meanings below, and such meanings shall be equally applicable to the singular and plural forms of such defined terms.

“Business Day” shall mean any day on which the Principal Market for the Common Stock is open for trading from the hours of 9:30 am until 4:00 pm eastern time.

“Closing” shall mean the closing of the purchase of Securities set forth in a Purchase Notice, which shall be no later than five (5) Business Days after the Purchase Notice Date.

“Commitment Period” shall mean the period beginning on the Execution Date and ending on the expiration of this Agreement.

“Common Stock” means the Company’s common stock and any other class of securities into which such securities may hereafter be reclassified or changed.

“Person” means an individual or entity including but not limited to any limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

“Principal Market” shall mean the New York Stock Exchange, the NYSE Amex, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the OTC Markets, whichever is the market on which the Common Stock is listed.

“Purchase Notice” shall mean the written notice sent to the Investor by the Company stating the number of Securities that the Company intends to sell to the Investor pursuant to the terms of this Agreement.

“Purchase Notice Limit” shall mean fifty thousand (50,000) shares of Common Stock; unless waived upon mutual agreement between the Company and Investor.

“Investment Amount” shall mean the Securities in a Purchase Notice multiplied by (i) ninety-seven percent (97%) of the lowest traded price of the Common Stock five Business Days prior to the Closing Date if Common Stock closes at or below $3.99 during the Valuation Period (ii) ninety-six percent (96%) of the lowest traded price of Common Stock five Business Days prior to the Closing Date if Common Stock closes between $4.00 and $4.99 during the Valuation Period, and (iii) ninety-five percent (95%) of the lowest traded price of the Common Stock five Business Days prior to the Closing Date if Common Stock closes at or above $5.00 during the Valuation Period.

“Registration Statement” means the registration statement covering the Securities, to be filed within ten (10) Business Days from Execution Date.

“Securities” shall mean, collectively, the Common Stock issued pursuant to the terms of this Agreement, including the Commitment Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Valuation Period” shall mean the five (5) Business Days prior to Closing.

SECTION II

PURCHASE AND SALE OF SECURITIES

2.1          PURCHASE AND SALE OF SECURITIES. Subject to the terms and conditions set forth herein, the Company may sell, at its option, to the Investor, and the Investor shall purchase from the Company, a number of shares of Common Stock providing aggregate gross proceeds to the Company of up to Three Million Dollars ($3,000,000).

2.2          DELIVERY OF PURCHASE NOTICES. Subject to the terms and conditions herein, and from time to time during the Commitment Period, the Company may, in its sole discretion, deliver a Purchase Notice to the Investor which states the number of shares of Common Stock which the Company intends to sell to the Investor on a Closing, provided that the Common Stock in each Purchase Notice shall not exceed the Purchase Notice Limit. The Purchase Notice shall be in the form attached hereto and incorporated herein by reference. During the Commitment Period, the Company shall not submit a Purchase Notice until the previous Closing has been completed.. No Purchase Notice will be made in an amount less than twenty-five thousand dollars ($25,000) or greater than the Purchase Notice Limit.

2.3          MECHANICS OF PURCHASE OF SECURITIES BY INVESTOR. The Closing of a Purchase Notice transaction shall occur no later than the five (5) Business Days following delivery of the Purchase Notice by the Company (the “Purchase Notice Date”). The Purchase Notice Date shall be deemed delivered (i) on the day it is delivered to Investor on a Business Day prior to 8:30 am eastern time; (ii) if it is delivered on a day other than a Business Day or on a Business Day after 8:30 am eastern time, it shall be on the day that is the next subsequent Business Day. The Investor shall deliver the Investment Amount by wire transfer of immediately available funds to an account designated by the Company on the day of Closing. In addition, on or prior to such Closing, each of the Company and Investor shall deliver to each other all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein.

2.4          LIMITATION ON AMOUNT OF OWNERSHIP. Notwithstanding anything to the contrary in this Agreement, in no event shall the Investor be required to purchase that number of Securities, which when added to the sum of the number of Common Stock beneficially owned (as such term is defined under Section 13(d) and Rule 13d-3 of the 1934 Act), by the Investor, would exceed 9.99% of the Common Stock outstanding on the Purchase Notice Date, as determined in accordance with Rule 13d-1(j) of the 1934 Act (the “Beneficial Ownership Limitation”); provided, however, in the event Investor is not required to purchase the number of Securities set forth in a Purchase Notice as a result of the Beneficial Ownership Limitation, Investor shall, within 30 days of the Purchase Notice Date, sell the number of shares of Common Stock necessary to enable the Investor to purchase all Shares set forth in the Purchase Notice, and promptly thereafter, purchase the remaining shares set forth in the Purchase Notice. Upon the written or oral request of the Investor, the Company shall confirm orally or in writing to the Investor the number of shares of Common Stock then outstanding. The Investor and the Company shall each cooperate in good faith in the determinations required hereby and the application hereof. The Investor’s written certification to the Company of the applicability of the Beneficial Ownership Limitation, and the resulting effect thereof hereunder at any time, shall be conclusive with respect to the applicability thereof and such result absent manifest error.

SECTION III

INVESTOR’S REPRESENTATIONS, WARRANTIES AND COVENANTS

3.1         NO SHORT SALES. No short sales or hedging transactions, which establish a net short position with respect to the Common Stock, shall be permitted by the Investor or its affiliates during the Commitment Period.

3.2         REPRESENTATIONS AND WARRANTIES OF INVESTOR. The Investor represents and warrants to the Company that as of the date hereof and as of each closing:

(a)         Authorization; Enforcement; Compliance with Other Instruments. The Investor has the requisite corporate power and authority to enter into the Agreement and to purchase the Securities in accordance with the terms of this Agreement. The execution and delivery of the Agreement by the Investor and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by the Investor’s governing body and no further consent or authorization is required by the Investor, its governing body or its equity holders. The Agreements constitutes the valid and binding obligations of the Investor enforceable against the Investor in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

(b)         Investment Purpose.  The Investor is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Investor’s right to sell the Securities at any time pursuant to the Registration Statement described herein or otherwise in compliance with applicable federal and state securities laws).  The Investor is acquiring the Securities hereunder in the ordinary course of its business.

(c)         Accredited Investor Status. The Investor is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D promulgated under the Securities Act.

(d)         Reliance on Exemptions. The Investor understands that the Securities may be offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

(e)         Information. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor (i) is able to bear the economic risk of an investment in the Securities including a total loss thereof, (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment in the Securities and (iii) has had an opportunity to ask questions of and receive answers from the officers of the Company concerning the financial condition and business of the Company and others matters related to an investment in the Securities. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(f)         No Governmental Review. The Investor understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of an investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(g)         Transfer or Sale. The Investor understands that (i) the Securities may not be offered for sale, sold, assigned or transferred unless (A) registered pursuant to the Securities Act or (B) an exemption exists permitting such Securities to be sold, assigned or transferred without such registration; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder.

(h)         Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and is a valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(i)         Residency. The Investor’ principal place of business and domicile is the State of New York ; and

(j)         No Short Selling. The Investor represents and warrants to the Company that at no time prior to the date of this Agreement has any of the Investor, its agents, representatives or affiliates engaged in or effected, in any manner whatsoever, directly or indirectly, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock.

3.3         LOCK-UP. The Investor agrees that in connection with any public offering of securities by the Company, upon the request of the Company or the managing underwriters(s) of such public offering, the Investor will not transfer, make any short sale of, loan, grant any option for the purchase of, pledge, enter into any swap or other arrangement that transfers any of the economic ownership, or otherwise encumber or dispose of any portion of any Common Stock or other securities of the Company then held by the Investor for such period as the Company or such managing underwriter(s), as the case may be, may request, commencing on the effective date of the registration statement relating to such public offering and continuing for not more than 180 days, except with the prior written consent of the Company or such managing underwriter(s), as the case may be. The Investor also agrees that he or she will sign a “lock up” or similar arrangement in connection with a public offering on terms and conditions that the Company or the managing underwriter(s) thereof deems necessary or desirable. Upon entering into the lock-up, the Company may not submit any Purchase Notices to the Investor unless mutually waived between the Investor and the Company.

SECTION IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as disclosed on the Company’s SEC Documents, the Company represents and warrants to the Investor that:

4.1          ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and has the requisite corporate power and authorization to own its properties and to carry on its business as now being conducted. Both the Company and the companies it owns or controls (“Subsidiaries”) are duly qualified to do business and are in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means a change, event, circumstance, effect or state of facts that has had or is reasonably likely to have, a material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Agreement.

4.2          AUTHORIZATION; ENFORCEMENT; COMPLIANCE WITH OTHER INSTRUMENTS.

i.	The Company has the requisite corporate power and authority to enter into the Agreement and to issue the Securities in accordance with the terms hereof.

ii.

The execution and delivery of the Agreement by the Company and the consummation by it of the transactions contemplated hereby, including without limitation the issuance of the Securities pursuant to this Agreement, have been duly and validly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors, or its shareholders.

iii.	The Agreement has been duly and validly executed and delivered by the Company.

iv.

 The Agreements constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

4.3          ISSUANCE OF SECURITIES. The Company has authorized the issuance of the Commitment Shares and shares of Common Stock with a value of up to $3,000,000 as completed by this Agreement. Upon issuance in accordance with this Agreement, the Securities, including the Commitment Shares, will be validly issued, fully paid for and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

4.4          INSURANCE. Each of the Company’s Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company reasonably believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for and neither the Company nor its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

4.5          DILUTIVE EFFECT. The Company understands and acknowledges that the number of Securities issuable upon purchases pursuant to this Agreement will increase in certain circumstances including, but not necessarily limited to, the circumstance wherein the trading price of the common stock declines during the Commitment Period. The Company’s executive officers and directors have studied and fully understand the nature of the transactions contemplated by this Agreement and recognize that they have a potential dilutive effect on the shareholders of the Company. The Board of Directors of the Company has concluded, in its good faith business judgment, and with full understanding of the implications, that such issuance is in the best interests of the Company. The Company specifically acknowledges that, subject to such limitations as are expressly set forth in the Agreement, its obligation to issue Securities upon purchases pursuant to this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

SECTION V

COVENANTS OF THE COMPANY

5.1          BEST EFFORTS. The Company shall use all commercially reasonable efforts to timely satisfy each of the conditions set forth in this Agreement.

5.2          REPORTING STATUS. Until one of the following occurs, the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status, or take an action or fail to take any action, which would terminate its status as a reporting company under the 1934 Act: (i) this Agreement terminates pursuant to Section 6 and the Investor has the right to sell all of the Securities without restrictions pursuant to Rule 144 promulgated under the 1933 Act, or such other exemption, or (ii) the date on which the Investor has sold all the Securities.

5.3          USE OF PROCEEDS. The Company will use the proceeds from the sale of the Securities for general corporate and working capital purposes and acquisitions or assets, businesses or operations or for other purposes that the Board of Directors, in good faith deem to be in the best interest of the Company.

5.4          FINANCIAL INFORMATION. During the Commitment Period, the Company agrees to make available to the Investor via EDGAR or other electronic means the following documents and information on the forms set forth: (i) within five (5) Business Days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any Registration Statements or amendments filed pursuant to the 1933 Act; (ii) copies of any notices and other information made available or given to the shareholders of the Company generally, contemporaneously with the making available or giving thereof to the shareholders; and (iii) within two (2) calendar days of filing or delivery thereof, copies of all documents filed with, and all correspondence sent to, the Principal Market, any securities exchange or market, or the Financial Industry Regulatory Association, unless such information is material nonpublic information.

5.5          RESERVATION OF SECURITIES. The Company shall initially reserve 350,000 shares of Common Stock for issuances pursuant to Purchase Notices and for issuances of Commitment Shares. In the event that the Company determines that it does not have a sufficient number of shares of Common Stock reserved and available for issuance as required for any Purchase Notice it may deliver from time to time, the Company shall use all commercially reasonable efforts to increase the number of shares of Common Stock reserved and available for issuance.

5.6          ISSUANCE OF COMMITMENT SHARES. In consideration for the Investor’s execution, delivery and continued obligations under this Agreement, the Company shall cause to be issued a total of twenty thousand (20,000) shares of Common Stock (collectively, the “Commitment Shares”) directly to the Investor and shall deliver to the Transfer Agent the Irrevocable Transfer Agent Instructions Upon the first and initial Closing under this Purchase Agreement, the Company shall cause to be issued another twenty thousand (20,000) shares of Common Stock to the Investor in which the Investor shall have been issued a total of forty thousand (40,000) shares of Common Stock. For the avoidance of doubt, the initial Commitment Shares shall be fully earned as of the date of this Agreement and the additional Commitment Shares shall be fully earned as of the date of the initial Closing, in each case whether or not any subsequent Purchase Notices are delivered by the Company or any additional Common Stock is purchased by the Investor under such Purchase Notices and irrespective of any termination of this Agreement.

5.7          LISTING. The Company shall maintain the listing of the common stock on the Principal Market and each other national securities exchange and automated quotation system, if any, upon which common stock are then listed (subject to official notice of issuance) and shall maintain, such listing of all common stock from time to time issuable under the terms of the Agreement. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the common stock on the Principal Market (excluding suspensions of not more than one (1) Business Day resulting from business announcements by the Company). The Company shall promptly provide to the Investor copies of any notices it receives from the Principal Market regarding the continued eligibility of the common stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 5.6.

5.8          CORPORATE EXISTENCE. The Company shall use all commercially reasonable efforts to preserve and continue the corporate existence of the Company.

5.9          NOTICE OF CERTAIN EVENTS AFFECTING REGISTRATION; SUSPENSION OF RIGHT TO SUBMIT A PURCHASE NOTICE. The Company shall promptly notify the Investor upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of the Securities: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Securities for sale in any jurisdiction or the initiation or notice of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company’s reasonable determination that a post-effective amendment or supplement to the Registration Statement would be appropriate, and the Company shall promptly make available to Investor any such supplement or amendment to the related prospectus.

5.10          TRANSFER AGENT. The Company shall deliver instructions to its transfer agent to issue Securities to the Investor that are issued to the Investor pursuant to the Transaction Documents.

5.12          ACKNOWLEDGEMENT OF TERMS. The Company hereby represents and warrants to the Investor that: (i) it is voluntarily entering into this Agreement of its own freewill, (ii) it is not entering this Agreement under economic duress, (iii) the terms of this Agreement are reasonable and fair to the Company, and (iv) the Company has had independent legal counsel of its own choosing review this Agreement, advise the Company with respect to this Agreement, and represent the Company in connection with this Agreement.

SECTION VI

EXPIRATION

6.1         Expiration. This Agreement shall expire upon the earlier of: (a) the Investor having purchased shares of Common Stock providing aggregate gross proceeds to the Company in the amount of Three Million Dollars ($3,000,000) pursuant to this Agreement, and (b) June 30, 2023; provided, however, such date shall be extended with respect to any Purchase Notice delivered prior to the date thereof as is necessary to complete the Investor’s purchase of the Common Stock contemplated by such Purchase Notice.

SECTION VII

CONDITIONS TO THE INVESTOR’S OBLIGATION TO PURCHASE COMMON STOCK

The obligation of the Investor to purchase Common Stock pursuant to the terms of this Agreement is subject to the satisfaction of each of the following conditions:

7.1          REGISTRATION STATEMENT. The Registration Statement covering the resale of the Securities shall have been declared effective under the Securities Act by the SEC and stay effective at all times during the Commitment Period;

7.2          LISTING. The Common Stock shall be listed or quoted on the Principal Market, trading in the Common Stock shall not have been within the last 365 days suspended by the SEC or the Principal Market for one or more Business Days, and all Securities to be issued by the Company to the Investor pursuant to this Agreement shall have been, approved for listing or quotation on the Principal Market in accordance with the applicable rules and regulations of the Principal Market;

7.3          REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company shall be true and correct in all material aspects as of the date hereof and as of the Execution Date as though made at that time and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Common Stock Purchase Agreement to be performed, satisfied, or compiled by the Company at or prior to the Execution Date. The Investor shall have received a certificate, executed by the CEO, President or CFO of the Company, dated as of the Execution Date, to the foregoing effect in the form attached hereto as Exhibit A;

7.4          COMMITMENT SHARES. The Company shall have (i) caused the Commitment Shares to be delivered as DWAC or DRS Shares and (ii) removed all restrictive and other legends from the certificates or book entry statements representing the Commitment Shares;

7.5          SECRETARY’S CERTIFICATE. The Company shall have delivered to the Investor a secretary’s certificate executed by the Secretary of the Company, dated as of the Execution Date, in the form attached hereto as Exhibit B.

SECTION VIII

TRANSFER AGENT INSTRUCTIONS

8.1          LEGEND. On the date of this Agreement, the Company shall issue irrevocable instructions to the Transfer Agent substantially in the form attached hereto as Exhibit C to issue the initial 20,000 Commitment Shares in accordance with the terms of this Agreement (the “Irrevocable Transfer Agent Instructions”).

8.2          ISSUANCE. On the earlier of (i) the date the Registration Statement is declared effective under the Securities Act by the SEC, and (ii) such time that the Investor shall request, provided all conditions of Rule 144 under the Securities Act are met, the Company shall, no later than three (3) Business Days following the request by the Investor and delivery by the Investor to the Company or the Transfer Agent of one or more legended certificates or book-entry statements representing Commitment Shares issued under this Agreement, issue and deliver (or cause to be issued and delivered) to the Investor, as requested by the Investor, either: (A) a certificate or book-entry statement representing such Commitment Shares that is free from all restrictive and other legends or (B) a number of shares of Common Stock equal to the number of Commitment Shares represented by the certificate(s) or book-entry statement(s) so delivered by the Investor as DWAC or DRS Shares. The Company shall take all actions to carry out the intent and accomplish the purposes of the immediately preceding sentence, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Transfer Agent, and any successor transfer agent of the Company, as may be requested from time to time by the Investor or necessary or desirable to carry out the intent and accomplish the purposes of the immediately preceding sentence. On the Execution Date and the date of each Closing, the Company shall issue to the Transfer Agent, and any subsequent transfer agent, irrevocable instructions in a form reasonably acceptable to the Transfer Agent (the “Closing Irrevocable Transfer Agent Instructions”) to issue the applicable Securities in accordance with the terms of this Agreement. All Securities to be issued from and after the Execution Date to or for the benefit of the Investor pursuant to this Agreement shall be issued only as DWAC or DRS Shares. The Company represents and warrants to the Investor that, while this Agreement is effective, no instruction other than the Closing Irrevocable Transfer Agent Instructions will be given by the Company to the Transfer Agent with respect to any Commitment Shares issued hereunder or any Securities from and after Commencement, and the Securities covered by the Registration Statement shall, upon effectiveness of such Registration Statement or under Rule 144, otherwise be freely transferable on the books and records of the Company.

SECTION IX

INDEMNIFICATION

In consideration of the mutual obligations set forth in the Agreement, the Company (the “Indemnitor”) shall defend, protect, indemnify and hold harmless the Investor and all of the investor’s shareholders, officers, directors, employees, counsel, and direct or indirect investors and any of the foregoing person’s agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and reasonable expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (I) any misrepresentation or breach of any representation or warranty made by the Indemnitor or any other certificate, instrument or document contemplated hereby or thereby; (II) any breach of any covenant, agreement or obligation of the Indemnitor contained in the Agreement or any other certificate, instrument or document contemplated hereby or thereby; or (III) any cause of action, suit or claim brought or made against such Indemnitee by a third party and arising out of or resulting from the execution, delivery, performance or enforcement of the Agreement or any other certificate, instrument or document contemplated hereby or thereby, except insofar as any such misrepresentation, breach or any untrue statement, alleged untrue statement, omission or alleged omission is made in reliance upon and in conformity with information furnished to Indemnitor which is specifically intended for use in the preparation of any such Registration Statement, preliminary prospectus, prospectus or amendments to the prospectus. To the extent that the foregoing undertaking by the Indemnitor may be unenforceable for any reason, the Indemnitor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The indemnity provisions contained herein shall be in addition to any cause of action or similar rights Indemnitor may have, and any liabilities the Indemnitor or the Indemnitees may be subject to.

SECTION X

MISCELLANEOUS

10.1          LAW GOVERNING THIS AGREEMENT. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state or federal courts located in New York, New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

10.2          LEGAL FEES; AND MISCELLANEOUS FEES. Except as otherwise set forth in the Agreement, each party shall pay the fees and expenses of its advisers, counsel, the accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Any attorneys’ fees and expenses incurred by either the Company or the Investor in connection with the preparation, negotiation, execution and delivery of any amendments to this Agreement or relating to the enforcement of the rights of any party, after the occurrence of any breach of the terms of this Agreement by another party or any default by another party in respect of the transactions contemplated hereunder, shall be paid on demand by the party which breached this Agreement and/or defaulted, as the case may be. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of any Securities.

10.3          SURVIVAL. Sections 3.3 and 3.4, and the representations and warranties of the Company and the Investor contained in this Agreement, shall survive the Closing and the expiration of this Agreement.

10.4          PRICING OF SECURITIES. For purposes of this Agreement, the Investment Amount shall be as determined by the Investor and mutually agreed upon by the Company.

10.5         COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

10.6         NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

SECTION XI

NON-DISCLOSURE OF NON-PUBLIC INFORMATION

The Company shall not disclose material non-public information to the Investor.

Your signature on this Signature Page evidences your agreement to be bound by the terms and conditions of this Agreement as of the date first written above. The undersigned signatory hereby certifies that he has read and understands this Agreement, and the representations made by the undersigned in this Agreement are true and accurate, and agrees to be bound by its terms.

COMPANY:

ART’S-WAY MANUFACTURING CO., INC. By: /s/ David A. King Name: David A. King Title: Chief Executive Officer INVESTOR:

ALUMNI CAPITAL LP

By: Alumni Capital GP LLC, it’s General Partner

        By: /s/ Ashkan Mapar

        Name: Ashkan Mapar

        Title: General Partner

By: Alumni Capital Management LLC, it’s Investment Manager

        By: /s/ Ashkan Mapar

        Name: Ashkan Mapar

        Title: Portfolio Manager

PURCHASE NOTICE

Date __________

ALUMNI CAPITAL LP,

This is to inform you that as of today the Company hereby elects to exercise its right pursuant to this Agreement to sell you __________ shares of Common Stock.

Regards,

Art’s-Way Manufacturing Co., Inc.

__________________

EXHIBIT A

FORM OF OFFICER’S CERTIFICATE

This Officer’s Certificate (“Certificate”) is being delivered pursuant to Section 7.3 of that certain Common Stock Purchase Agreement dated as of March 29, 2022, (“Purchase Agreement”), by and between ART’S-WAY MANUFACTURING CO., INC., a Delaware corporation (the “Company”), and ALUMNI CAPITAL LP (the “Investor”). Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

The undersigned, David King, CEO of the Company, hereby certifies as follows:

1.           I am the CEO of the Company and make the statements contained in this Certificate;

2.           The representations and warranties of the Company are true and correct in all material respects as of the date when made and as of the Execution Date as though made at that time (except for representations and warranties that speak as of a specific date, in which case such representations and warranties are true and correct in all as of such date);

3.           The Company has performed, satisfied and complied in all material respects with covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Execution Date.

4.            The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any Bankruptcy Law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy or insolvency proceedings.

IN WITNESS WHEREOF, I have hereunder signed my name on this 29th day of March, 2022.

/s/ David King

Name: David King

Title: CEO

The undersigned as Secretary of ART’S-WAY MANUFACTURING CO., INC., a Delaware corporation, hereby certifies that David King is the duly elected, appointed, qualified and acting CEO of ART’S-WAY MANUFACTURING CO., INC. and that the signature appearing above is her/her genuine signature.

/s/ Michael Woods

Secretary

EXHIBIT B

FORM OF SECRETARY’S CERTIFICATE

This Secretary’s Certificate (“Certificate”) is being delivered pursuant to Section 7.6 of that certain Common Stock Purchase Agreement dated as of March 29, 2022 (“Purchase Agreement”), by and between ART’S-WAY MANUFACTURING CO., INC., a Delaware corporation (the “Company”) and ALUMNI CAPITAL LP (the “Investor”), pursuant to which the Company may sell to the Investor up to Three Million Dollars ($3,000,000) of the Company’s common stock. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

The undersigned, Michael Woods, Secretary of the Company, hereby certifies as follows:

1.           I am the Secretary of the Company and make the statements contained in this Secretary’s Certificate.

2.           Attached hereto as Exhibit A and Exhibit B are true, correct and complete copies of the Company’s Bylaws (“Bylaws”) and Certificate of Incorporation (“Charter”), in each case, as amended through the date hereof, and no action has been taken by the Company, its directors, officers or stockholders, in contemplation of the filing of any further amendment relating to or affecting the Bylaws or Charter.

3.           Attached hereto as Exhibit C are true, correct and complete copies of the resolutions duly adopted by the Board of Directors of the Company on March 29, 2022, at which a quorum was present and acting throughout. Such resolutions have not been amended, modified or rescinded and remain in full force and effect and such resolutions are the only resolutions adopted by the Company’s Board of Directors, or any committee thereof, or the stockholders of the Company relating to or affecting (i) the entering into and performance of the Purchase Agreement, or the issuance, offering and sale of shares of Common Stock under the Purchase Agreement and the issuance of Commitment Shares and (ii) and the performance of the Company of its obligation under the Transaction Documents as contemplated therein.

IN WITNESS WHEREOF, I have hereunder signed my name on this 29th day of March, 2022.

/s/ Michael Woods

Secretary

The undersigned as CEO of ART’S-WAY MANUFACTURING CO., INC., a Delaware corporation, hereby certifies that Michael Woods is the duly elected, appointed, qualified and acting Secretary of ART’S-WAY MANUFACTURING CO., INC., and that the signature appearing above is his/her genuine signature.

/s/ David King

CEO

EXHIBIT C

FORM OF LETTER TO THE TRANSFER AGENT FOR THE ISSUANCE OF THE COMMITMENT SHARES AT SIGNING OF THE PURCHASE AGREEMENT

[COMPANY LETTERHEAD]

March [__], 2022

[______________________]

[______________________]

[______________________]

[______________________]

[______________________]

Re: Issuance of Common Stock to Alumni Capital LP

Dear [_____________]:

On behalf of ART’S-WAY MANUFACTURING CO., INC. (the “Company”), you are hereby instructed to issue as soon as possible a book-entry statement representing an aggregate of 20,000] shares of our common stock in the name of Alumni Capital LP. The book-entry statement should be dated March [__], 2022. I have included a true and correct copy of resolutions duly adopted by the Company’s Board of Directors approving the issuance of these shares. The book-entry statement should bear the following restrictive legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, UNLESS SOLD PURSUANT TO: (1) RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (2) AN OPINION OF HOLDER’S COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

The book-entry statement should be sent as soon as possible via email to the following address(s):

operations@alumnicapital.com

ashkan@alumnicapital.com

Thank you very much for your help. Please call me at [__________] if you have any questions or need anything further.

ART’S-WAY MANUFACTURING CO., INC.

By:_____________________________

Name:

Title: